UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2003
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                            FBL Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


Iowa                                   1-11917                        42-1411715
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

5400 University Avenue, West Des Moines, Iowa                              50266
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (515) 225-5400
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

Item 5. Other Events and Regulation FD Disclosure
See news release dated December 4, 2003 reporting FBL's ownership interest in American Equity Investment Life Holding Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits.
Exhibit 99.1 News release dated December 4, 2003 reporting FBL's ownership interest in American Equity Investment Life Holding Company.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
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(Registrant)

Date December 4, 2003
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/s/ James W. Noyce
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James W. Noyce
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.              Description
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Exhibit 99.1             News release of the registrant dated December 4, 2003